Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Soenke Timm, Principal Financial Officer of Curry Gold Corp, a Nevada corporation (“the Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   The Report on Form 10-Q of Curry Gold Corp (the “Registrant”) for the fiscal quarter ended August 31, 2011 (the “Report”) which this statement accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   Information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

Dated:  October 13, 2011

Curry Gold Corp

By: /s/ Soenke Timm
Principal Financial Officer